SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 22, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-21969                     23-2725311
 (State or other jurisdiction   (Commission File No.)            (IRS Employer
      of incorporation)                                     Identification No.)

                 1201 Winterson Road, Linthicum, Maryland 21090
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                  -------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2






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Item 5.           Other Events and Regulation FD Disclosure.

On December 22, 2003, CIENA Corporation issued the press release, attached hereto as Exhibit 99.1, concerning the redemption of all the outstanding 5% Convertible Subordinated Notes due October 15, 2005 The press release is incorporated herein by this reference.



 Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release, issued December 22, 2003.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CIENA CORPORATION


Date:  December 22, 2003     By:
                                   ---------------------------------------------
                                   Russell B. Stevenson, Jr.
                                   Senior Vice President, General Counsel and
                                   Secretary